KL Allocation Fund

Institutional Class Ticker: GAVIX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated May 22, 2024, to the Prospectus and

Statement of Additional Information (“SAI”), each dated January 1, 2024, as supplemented

*** Important Notice Regarding Proposed Fund Reorganization ***

Based on the recommendation of the Advisor, the Board has approved the reorganization of the KL Allocation Fund (the “Fund”) into the AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund”), an existing series of Investment Managers Series Trust II (the “Reorganization”). The Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) and the Acquiring Fund’s assumption of the Fund’s liabilities. Each shareholder of the Fund will receive shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) equal to the value of the shares of the Fund owned by the shareholder prior to the Reorganization. The Reorganization is not generally expected to result in the recognition of gain or loss by the Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any). AXS Investments LLC will bear the costs related to the Reorganization.

The Acquiring Fund and Fund each seek long-term capital appreciation; the Acquiring Fund and Fund have different principal investment strategies and principal risks. The Acquiring Fund invests principally in securities which have the potential to benefit, either directly or indirectly, from increases in the rate of rising costs of goods and services (i.e., inflation). The Fund employs an allocation strategy by investing, in three asset classes: equity, fixed income and cash or cash equivalents. AXS Investments LLC and Astoria Portfolio Advisors LLC are the investment advisor and sub-advisor, respectively, of the Acquiring Fund. The Advisor will not be involved in the management of the Acquiring Fund. The Acquired Fund’s portfolio manager, Steven Vannelli, CFA, will become a portfolio manager at AXS Investments LLC and will participate in the Acquired Fund’s investment committee. The Acquiring Fund is expected to have a lower management fee and total annual fund operating expenses than the Fund.

The Fund operates as a mutual fund and the Acquiring Fund operates as an actively managed exchange-traded fund (“ETF”). ETFs may provide benefits to shareholders compared to mutual funds, including additional trading flexibility, increased transparency, and the potential for lower transaction costs and enhanced tax efficiency. Additional information regarding the differences between mutual funds and ETFs and potential impact to shareholders will be included in the combined prospectus/proxy statement noted below. In order to receive shares of the Acquiring Fund as part of the Reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account eligible to hold and trade shares of an ETF. If you are unsure about the ability of your account to accept Acquiring Fund shares, please call 1-888-998-9890 or contact your financial advisor or other financial intermediary.

A special meeting of shareholders of the Fund, which was originally scheduled for April 11, 2024, is now scheduled for May 31, 2024. The special meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. If the Reorganization is approved by Fund shareholders, the Reorganization is expected to take effect on or about June 7, 2024. Please read the combined proxy statement/prospectus that was previously sent carefully as it contains additional information about the proposed Reorganization.

Please file this Supplement with your records.